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                                                                  Exhibit 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Central Federal Corporation of our report dated February 10, 2005 appearing in the Annual Report on Form 10-KSB of Central Federal Corporation for the year ended December 31, 2004.

                                             Crowe Chizek and Company LLC

Cleveland, Ohio
June 7, 2005